Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a) UNDER

THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas W. Osgood, certify that:

1.	I have reviewed this report on Form 10-K/A of Xenith Bankshares, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 29, 2016	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer
(Principal Financial Officer)